EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Clear Channel Outdoor Holdings, Inc., a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of January 26, 2023.

ASSF IV AIV B Holdings III, L.P.

By:	AssF Operating Manager iv, L.P.
Its:	Manager

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

ASSF IV AIV B, L.P.

By:	ASSF Operating Manager IV, L.P.
Its:	Manager

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

ASSF Operating Manager IV, L.P.

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

ASOF Holdings I, L.P.

By:	ASOF Investment Management LLC
Its:	Manager

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

asof ii holdings i, l.p.

By:	ASOF Investment Management LLC
Its:	Manager

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

asof ii A (De) holdings i, l.p.

By:	ASOF Investment Management LLC
Its:	Manager

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

ASOF Investment Management LLC

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

ACOF VI Holdings, L.P.

By:	ACOF Investment Management LLC
Its:	Manager

/s/ Chris Kerezsi
	By:	Chris Kerezsi
	Its:	Authorized Signatory

ACOF Investment Management LLC

/s/ Chris Kerezsi
By:	Chris Kerezsi
Its:	Authorized Signatory

ARES MANAGEMENT LLC

/s/ Josh Bloomstein
By:	Josh Bloomstein
Its:	Authorized Signatory

ARES MANAGEMENT HOLDINGS L.P.

By:	ARES HOLDCO LLC
Its:	General Partner

/s/ Josh Bloomstein
	By:	Josh Bloomstein
	Its:	Authorized Signatory

ARES HOLDCO LLC

/s/ Josh Bloomstein
By:	Josh Bloomstein
Its:	Authorized Signatory

ARES MANAGEMENT CORPORATION

/s/ Josh Bloomstein
By:	Josh Bloomstein
Its:	Authorized Signatory

ARES MANAGEMENT GP LLC

/s/ Josh Bloomstein
	By:	Josh Bloomstein
	Its:	Authorized Signatory

ARES VOTING LLC

By:	ARES PARTNERS HOLDCO LLC
Its:	Sole Member

/s/ Christina Oh
	By:	Christina Oh
	Its:	Authorized Signatory

ARES PARTNERS HOLDCO LLC

/s/ Christina Oh
	By:	Christina Oh
	Its:	Authorized Signatory